Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of Schering-Plough Corporation, a New Jersey corporation (herein called the "Corporation"), does hereby constitute and appoint Joseph J. LaRosa, Thomas H. Kelly and Edward Smith, or any of them, his or her true and lawful attorney or attorneys and agent or agents, to do any and all acts and things and to execute any and all instruments which said attorney or attorneys and agent or agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, requirements or requests of the Securities and Exchange Commission thereunder or in respect thereof in connection with the filing under said Act of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2001 (herein called the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign the respective names of the undersigned officers and/or directors as indicated below to the Form 10-K and/or to any amendment of the Form 10-K and each of the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 26th day of February, 2002.

/s/ Richard Jay Kogan_____________	/s/ Jack L. Wyszomierski________
Richard Jay Kogan, Chairman, Chief	Jack L. Wyszomierski, Executive
Executive Officer and President;	Vice President and Chief Financial
Director Officer

/s/ Thomas H. Kelly_______________	/s/ Carl E. Mundy, Jr.__________
Thomas H. Kelly, Vice President	Carl E. Mundy, Jr.
and Controller; Principal	Director
Accounting Officer

/s/ Hans W. Becherer______________	/s/ Richard de J. Osborne_______
Hans W. Becherer	Richard de J. Osborne
Director	Director

/s/ Regina E. Herzlinger__________	/s/ Patricia F. Russo _______
Regina E. Herzlinger	Patricia F. Russo
Director	Director

/s/ David H. Komansky_____________	/s/ Kathryn C. Turner___________
David H. Komansky	Kathryn C. Turner
Director	Director

/s/ Eugene R. McGrath_____________	/s/ Robert F. W. van Oordt______
Eugene R. McGrath	Robert F. W. van Oordt
Director	Director

/s/ Donald L. Miller ____________	/s/ Arthur F. Weinbach__________
Donald L. Miller	Arthur F. Weinbach
Director	Director

/s/ H. Barclay Morley_____________	/s/ James Wood__________________
H. Barclay Morley	James Wood
Director	Director